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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                          --------------------------


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       June 20, 2001
                                                 -------------------------------


                             Solitron Devices, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                 001-04978               22-1684144
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 (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)           File Number)         Identification No.)



         3301 Electronics Way, West Palm Beach, FL                      33407
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          (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code     (561) 848-4311
                                                   -----------------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.           Other Events.
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     On May 31, 2001, the Board of Directors of Solitron Devices, Inc. (the
"Company") adopted a Rights Agreement, dated as of May 31, 2001, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "2001 Rights Agreement").

     Pursuant to the 2001 Rights Agreement, the Company will make a dividend distribution of one right for each outstanding share of Common Stock of the Company to stockholders of record at the close of business on June 20, 2001 (each, a "Right" and collectively, the "Rights"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), at a Purchase Price of $25.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in the 2001 Rights Agreement. A copy of the 2001 Rights Agreement is filed as an exhibit hereto and is incorporated herein by reference. The preferred stock purchase rights previously distributed by the Company pursuant to the Rights Agreement, dated as of May 29, 1991, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "1991 Rights Agreement") will expire on the close of business on June 20, 2001.

                                       2
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Item 7.        Financial Statements and Exhibits.
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         (c)   Exhibits


   Exhibit No.           Description
   ----------            -----------

       4.1 Rights Agreement, dated as of May 31, 2001, between Solitron Devices, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent.

                                       3
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 20, 2001                          SOLITRON DEVICES, INC.



                                       By: /s/ Shevach Saraf
                                           -------------------------------------
                                           Shevach Saraf
                                           Chairman, Chief Executive Officer,
                                           President and Treasurer

                                       4
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                                 Exhibit Index
                                 -------------

Exhibit No.
-----------

4.1 Rights Agreement, dated as of May 31, 2001, between Solition Devices, Inc. and Continental Stock Transfer & Trust Company, as Rights Agent.